Consolidated Statements of Operations (USD $)	3 Months Ended	6 Months Ended
	Jun. 30, 2011	Jun. 30, 2011
Expenses:
General and administrative	$ 77,286	$ 77,286
Net Loss	$ (77,286)	$ (77,286)
Weighted average number of common shares outstanding:
Basic (in shares)	20,000	20,000
Diluted (in shares)	20,000	20,000
Net loss per common share:
Basic and diluted (in dollars per share)	$ (3.86)	$ (3.86)